Exhibit 99.2
Clearwire to Launch Rights Offering to Existing Stockholders
KIRKLAND — November 10, 2009 — Clearwire Corporation, (NASDAQ: CLWR) announced today that it intends to launch a common stock rights offering, pursuant to which rights to purchase shares of its Class A Common Stock will be offered pro rata to holders of its Class A Common Stock as of a record date to be determined. Each right will be exercisable for approximately 0.4336 shares of Class A Common Stock at a per share price of $7.33. Clearwire plans to file a registration statement with the Securities and Exchange Commission to register the rights and the underlying Class A Common Stock within the next 30 days, and to issue the rights once this registration statement is effective. The rights offering will be open for a period of six months following the effective date of the registration statement. The parties to Clearwire’s existing Equityholders’ Agreement, dated November 28, 2008, have agreed not to exercise any rights received by them in the rights offering.
This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any State or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State or jurisdiction.
About Clearwire
Clearwire Communications, LLC, an operating subsidiary of Clearwire Corporation (NASDAQ: CLWR), offers a robust suite of advanced high-speed Internet services to consumers and businesses. As part of a multi-year network build-out plan, Clearwire’s 4G service, called CLEAR™, will be available in major metropolitan areas across the U.S., and bring together an unprecedented combination of speed and mobility. Clearwire’s open all-IP network, combined with significant spectrum holdings, provides unmatched network capacity to deliver next generation broadband access. Strategic investors in Clearwire include Intel Capital, Comcast, Sprint Nextel, Google, Time Warner Cable, and Bright House Networks. Clearwire currently provides 4G service, utilizing WiMAX technology, in 24 markets and provides pre-WiMAX communications services in 37 markets across the U.S. and Europe. Headquartered in Kirkland, Wash., additional information about Clearwire is available at www.clearwire.com.
# # #
Contact Information:
Media/Industry Analyst Contact:
Susan Johnston
425.216.7913
Susan.johnston@clearwire.com

Investor Relations Contact:
Mary Ekman
425.216.7995
mary.ekman@clearwire.com
Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the securities laws. The statements in this release regarding the planned financing transactions, plans for the development and deployment of the first nationwide next-generation wireless broadband network based on mobile WiMAX technology; the timing, availability, capabilities and coverage of our network, including market launch plans; products and services to be offered on our network; planned marketing and branding efforts and other statements that are not historical facts are forward-looking statements. The words “will,” “would,” “may,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “believe,” “target,” “designed,” “plan” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are projections reflecting management’s judgment and assumptions based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors which include, but are not limited to, downturns in economic and market conditions, risks related to the completion of pending transactions, including the new equity financing by our strategic investors and planned common stock rights offering, increases in interest rates and operating costs, general volatility of the capital markets, our ability to access the capital markets, changes in the competitive environment in our industry and the markets where we invest, and other risk factors discussed in the sections entitled “Risk Factors” in Clearwire’s Annual Report on Form 10-K filed on March 26, 2009 and its Quarterly Report on Form 10-Q filed August 13, 2009. Clearwire believes the forward-looking statements in this release are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this release. Clearwire is not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this release.